SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K

                                Current Report

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                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


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                       Date of Report: February 25, 1997

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                         LONG ISLAND LIGHTING COMPANY
              (Exact name of registrant as specified in charter)

      New York                      1-3571                  11-1019782
(State of Incorporation)     (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)

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             175 East Old Country Road, Hicksville, New York 11801
                                 516-755-6650
         (Address and telephone number of Principal Executive Offices)


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ITEM 5.    OTHER EVENTS

     In connection with the binding share exchanges between Long Island Lighting Company ("LILCO") and The Brooklyn Union Gas Company ("Brooklyn Union") as discussed in LILCO's Report on Form 8-K dated December 30, 1996 (the "Binding Share Exchanges"), LILCO is filing the following: (i) audited financial statements of Brooklyn Union as of September 30, 1996 and 1995 and for each of the three years in the period ended September 30, 1996; (ii) unaudited interim financial statements of Brooklyn Union as of and for the three and twelve months ended December 31, 1996 and 1995; and (iii) unaudited pro forma combined condensed financial information for LILCO and Brooklyn Union, after giving effect to the Binding Share Exchanges as a pooling of interests for accounting purposes, in each case as attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, which Exhibits are hereby incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      The audited financial statements, and the unaudited interim financial statements of Brooklyn Union, and the unaudited pro forma combined condensed financial information, referred to above in Item 5 and incorporated herein by reference, are attached hereto as the following Exhibits:

Exhibit
NUMBER

99.1. Audited financial statements of Brooklyn Union as of September 30, 1996 and 1995 and for each of the three years in the period ended September 30, 1996, including the report and consent of Independent Auditors.

99.2. Unaudited interim financial information of Brooklyn Union for its quarters ended December 31, 1996 and 1995, including the review report and acknowledgment of Independent Auditors.

99.3. Unaudited pro forma combined condensed financial information for LILCO and Brooklyn Union.


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          LONG ISLAND LIGHTING COMPANY
                                  (Registrant)

                          By:   /S/ ANTHONY NOZZOLILLO
                          ----------------------------
                               Anthony Nozzolillo
                         Senior Vice President - Finance


Dated:      February 25, 1997